                                                                   EXHIBIT 10.53

                SECOND AMENDMENT TO FIRST PREFERRED SHIP MORTGAGE


                  THIS SECOND AMENDMENT TO FIRST PREFERRED SHIP MORTGAGE (the "Amendment") is made as of this 22nd day of April, 1999, by and between LEISURE TIME CRUISE CORPORATION, a Colorado corporation whose address is 4258 Communications Drive, Norcross, Georgia 30093 (the "Mortgagor"), and FOOTHILL CAPITAL CORPORATION, a California corporation whose address is 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 (the "Mortgagee").

                                    RECITALS

         A. Mortgagee provided a $3,000,000.00 loan to Mortgagor (the "Original Loan").

         B. The Original Loan is evidenced by that certain Secured Promissory Note, dated October 9, 1998, executed by Mortgagor in favor of Mortgagee ("Term Note"), and is secured by, among other collateral, the Vessel described in that certain First Preferred Ship Mortgage, dated October 9, 1998, executed by Mortgagor in favor of Mortgagee and filed on October 14, 1998, in the National Documentation Center of the United States Coast Guard, Book 98-92, Page 256 (the "Mortgage"). All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Mortgage.

         C. The Vessel covered by the Mortgagee is as follows:

            Name:             Leisure Lady
            Official No.:             671576
            Hailing Port:             NEW YORK, NEW YORK
            Gross Tons:               88
            Net Tons:                 88
            Built:                    1984 (Chesapeake Shipbuilding, Maryland)
            Length Overall:           137.0 feet
            Depth:                    7.5 feet


         D. At the Mortgagor's request, Mortgagee has agreed to provide (i) a term loan to an affiliate of Mortgagor, Leisure Express Cruise, L.L.C., a Colorado limited liability company ("Leisure Express"), in the amount of $2,100,000.00 (the "Leisure Express Term Loan"), and (ii) a term loan to a wholly-owned subsidiary of Mortgagor, Florida Casino Cruises, Inc., a Georgia corporation ("Florida Casino"), in the amount of $3,225,000 (the "Florida Casino Term Loan"). The Leisure Express Term Loan is evidenced by a Secured Promissory
Note in the original principal sum of $2,100,000.00 executed by Leisure Express in favor of Mortgagee (the "Leisure Express Term Note"), and the Florida Casino Term Loan is evidenced by a Secured Promissory
Note in the original principal sum of $3,225,000 executed by Florida Casino in favor of Mortgagee (the "Florida Casino Term Note"). In connection with both the Leisure Express Term Loan and the Florida Casino Term Loan, Mortgagor has executed, or will be executing, a Continuing Guaranty in favor of Mortgagee (the "Guaranty").

         E. To induce Mortgagee to provide the Leisure Express Term Loan and the Florida Casino Term Loan, Mortgagor has agreed that the Vessel and all other collateral described in the Mortgage and the Security Agreement shall continue to secure the Original Loan, and will now also secure Mortgagor's obligations under the Guaranty.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above-referenced facts and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagee and Mortgagor hereby agree as follows:

         1. Amendments to the Mortgage. The Mortgage is hereby amended as follows:

                  1.1 References to "Mortgage Amount". All references in the Mortgage to "Mortgage Amount" or "Principal Sum" shall be deemed to mean the Original Loan and all of the obligations of Mortgagor under the Guaranty, for a total principal amount of $8,325,000.00.

                  1.2 References to "Security Agreement". All references in the Mortgage to "Security Agreement" shall be deemed to mean the Security Agreement as amended by (i) Amendment No. 1 to Loan Documents, executed by Mortgagor and Mortgagee, of even date hereof, and (ii) all further amendments, modifications, and supplements thereof entered into from time to time.

                  1.3 References to "Note". All references in the Mortgage to "Note" shall be deemed to mean, collectively, the Term Note and/or the Guaranty, as applicable in the context of the sentence in which such terms appear.

                  1.4 References to "Secured Obligations". All references in the Mortgage to "Secured Obligations" shall be deemed to include (in addition to the all of the obligations referred to in the Mortgage) all interest, monthly service fees, all late charges, and other sums now or hereafter owing in connection with the Guaranty. The total amount of the Mortgage, as amended hereby, is $8,325,000.00, excluding interest, monthly service fees, expenses and other fees. The interest of Mortgagor in the Vessel is the entire 100% and the interest mortgaged covers the entire 100% interest in the Vessel.

                  1.5 Other Defined Terms. All references to the defined term "Mortgage" or "First Preferred Ship Mortgage" in the Mortgage or other Loan Documents shall be deemed to mean the Mortgage as amended by this Amendment.

                  1.6 Full Force and Effect. All provisions of the Mortgage not otherwise amended by this Amendment shall remain in full force and effect and are hereby ratified by the Mortgagor and Mortgagee.

         2.       Miscellaneous Provisions.

                  2.1 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  2.2 Counterparts. This Amendment may be executed and acknowledged in any number of counterparts and each such counterpart shall be deemed to be an original.

                  2.3 Severability. Any provision in this Amendment that is inoperative, unenforceable, or invalid in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such inoperation, unenforceability, or invalidity without affecting the remaining provisions hereof or affecting the operation, enforceability, or validity of such provision in any other jurisdiction.

                  2.4 Interpretation. The parties agree that each party and its counsel have reviewed and revised this Amendment and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Amendment or any amendment hereto or thereto or exhibits herein or therein.

                  2.5 Entire Agreement; Amendment. The Mortgage together with the other Loan Documents, as amended and modified by this Amendment, reflect the entire agreement between the parties and no alteration or amendment of any or all thereof shall be effective unless in writing and signed by the parties sought to be charged or bound thereby, and each and every portion of each Loan Document shall apply to and bind the respective representatives, successors and assigns of the parties hereto.

                  2.6 Applicable Law. This instrument shall be construed in accordance with the statutory and maritime law of the United States, and, where such law is silent or inapplicable, then under the laws of the State of California.

                            [signatures on next page]

                  IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.


                                   "Mortgagor"

Attest:                            LEISURE TIME CRUISE CORPORATION,
                                   a Colorado corporation

By:    /s/                         By:   /s/
   ---------------------------        ----------------------------------
Print Name:                        Print Name:
Title:                             Title:

                                   "Mortgagee"

Attest:                            FOOTHILL CAPITAL CORPORATION,
                                   a California corporation

By:       /s/                      By:  /s/
   ---------------------------        ----------------------------------
Print Name:                        Print Name:
Its:                               Its:

                                 ACKNOWLEDGMENT


STATE OF _______________

COUNTY OF _____________

BEFORE ME, the undersigned authority, personally appeared ____________________ ____________, to me well known and known to be the person described in and who executed foregoing instrument, and acknowledged to and before me that he executed said instrument for the purpose therein expressed.

WITNESS my hand and official seal this_________day of_________________, 1999.


--------------------------------
NOTARY PUBLIC
My Commission Expires:______________






                                 ACKNOWLEDGMENT


STATE OF _______________

COUNTY OF _____________

BEFORE ME, the undersigned authority, personally appeared __________________ ______________, to me well known and known to be the person described in and who executed foregoing instrument, and acknowledged to and before me that he executed said instrument for the purpose therein expressed.

WITNESS my hand and official seal this_________day of_________________, 1999.


--------------------------------
NOTARY PUBLIC
My Commission Expires:_______________